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                                                  Registration Nos.    333-52934
                                                                    333-52934-01
                                                                       333-80245
                                                                    333-80245-01

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
           FORM F-3*and FORM S-3* REGISTRATION STATEMENT NO. 333-52934
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
         FORM F-3*and FORM S-3* REGISTRATION STATEMENT NO. 333-52934-01
                        POST-EFFECTIVE AMENDMENT NO. 2 TO
           FORM F-3*and FORM S-3* REGISTRATION STATEMENT NO. 333-80245
                        POST-EFFECTIVE AMENDMENT NO. 2 TO
         FORM F-3*and FORM S-3* REGISTRATION STATEMENT NO. 333-80245-01

                        UNDER THE SECURITIES ACT OF 1933

         KONINKLIJKE AHOLD N.V.                   AHOLD FINANCE U.S.A., LLC
 (Incorporated in the Netherlands as a          (Exact name of Registrant as
 public company with limited liability)           specified in its charter)
(Exact name of Registrant as specified
           in its charter)
             ROYAL AHOLD
(Translation of Registrant's name into
              English)

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            The Netherlands                               Delaware
    State or other jurisdiction of             (State or other jurisdiction of
    incorporation or organization)              incorporation or organization)

           Not Applicable                                58-2434256
 (I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

       Piet Heinkade 167-173                        1007 Orange Street
         1019 GM Amsterdam                              Suite 1421
         The Netherlands                            Wilmington, DE  19801
         +31 20 509 5100                               (302) 472-9104
  (Address and telephone number of             (Address and telephone number of
     principal executive offices)              Registrant's principal executive
                                                         offices)

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                           Corporate Service Company
                               1090 Vermont Ave., NW
                                    Suite 430
                              Washington, DC 20005
                                 1-800-927-9806
                       (Name, address and telephone number
                              of agent for service)

                                   ----------

                           Copy of communications to:

                             Laura M. Sizemore, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                            New York, New York 10036
                                 (212) 819-8200

Approximate date of commencement of proposed sale to the public: Not applicable.

                                   ----------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [ ]

     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

* This Registration Statement constitutes a filing on Form F-3 with respect to securities of Koninklijke Ahold N.V. and a filing on Form S-3 with respect to securities of Ahold Finance U.S.A., LLC.

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                       DEREGISTRATION OF UNSOLD SECURITIES

     These Post-Effective Amendments relate to the following Registration Statements on Form F-3 and Form S-3 of Koninklijke Ahold N.V. (the "Company") and Ahold Finance U.S.A., LLC ("AFUSA") (collectively, the "Registration Statements"), which constituted a filing on Form F-3 with respect to securities of Koninklijke Ahold N.V. and a filing on Form S-3 with respect to securities of Ahold Finance U.S.A., LLC:

     File No. 333-52934 and 333-52934-01, filed on December 29, 2000 with the Securities and Exchange Commission (the "SEC"), of the Company and AFUSA and

     File No. 333-80245 and 333-80245-01, filed on June 9, 1999 with the SEC, of the Company and AFUSA.

     These Post-Effective Amendments to the Registration Statements are being filed to remove from registration U.S.$4,430,000,000.00 of unsold securities of the Company and AFUSA that were registered but not issued under the Registration Statements.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Koninklijke Ahold N.V., the registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused these Post-Effective Amendments to Form F-3 Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Amsterdam, Netherlands, on September 27, 2007.

                                  KONINKLIJKE AHOLD N.V.


                                  By /s/ Peter Wakkie
                                     -------------------------------------------
                                  Peter Wakkie
                                  Executive Vice President & Chief Corporate
                                  Governance Counsel and Member of the Corporate Executive Board

     Pursuant to the requirements of the Securities Act of 1933, as amended, these Post-Effective Amendments to Form F-3 have been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                          DATE
-------------------  -------------------------------------  --------------------
/s/ John Rishton     Acting President, Chief Executive      September 27, 2007
-------------------  Officer, Chief Financial Officer and
John Rishton         Member of the Corporate Executive
                     Board

                     (principal executive officer and
                     principal financial and accounting
                     officer)

/s/ Peter Wakkie     Executive Vice President & Chief       September 27, 2007
-------------------  Corporate Governance Counsel and
Peter Wakkie         Member of the Corporate Executive
                     Board

/s/ Dick Boer        Executive Vice President & Chief       September 27, 2007
-------------------  Operating Officer Europe and Member
Dick Boer            of the Corporate Executive Board

/s/ Ann R. Shilling  Assistant Vice President of            September 27, 2007
-------------------  Corporation Service Company
Ann R. Shilling      Authorized Representative in the
                     United States

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Ahold Finance U.S.A., LLC, the registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused these Post-Effective Amendments to Form S-3 Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Amsterdam, The Netherlands, on September 27, 2007.

                                                    AHOLD FINANCE U.S.A., LLC


                                                    By: /s/ K.A. Ross
                                                        ------------------------
                                                    Name:  K.A Ross
                                                    Title: Manager and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, these Post-Effective Amendments to Form S-3 have been signed by the following persons (who include a majority of the Managers) in the capacities indicated, on September 27, 2007.

SIGNATURE            TITLE
-------------------  --------------------------------------------------------
/s/ K.A. Ross        Manager and Treasurer
-------------------  (principal executive officer and principal financial and
K.A Ross             accounting officer)

/s/ F.B. Jacobs      Manager and Secretary
-------------------
F.B Jacobs

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